Exhibit 99.1

Encore Capital Group, Inc. Announces Proposed Convertible Senior Notes Offering

SAN DIEGO, February 28, 2023 (GLOBE NEWSWIRE) -- Encore Capital Group, Inc. (Nasdaq: ECPG) (“Encore”) today announced its intention to offer, subject to market and other conditions, $175.0 million aggregate principal amount of convertible senior notes due 2029 (the “notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Encore also expects to grant the initial purchasers of the notes a 30-day option to purchase up to an additional $26.25 million aggregate principal amount of notes solely to cover over-allotments, if any.

The notes will be senior, unsecured obligations of Encore, will accrue interest payable semi-annually in arrears and will mature on March 15, 2029, unless earlier repurchased or redeemed by Encore or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Encore will settle any conversions by paying or delivering, as the case may be, cash and, if applicable, shares of Encore’s common stock. The notes will be redeemable, in whole or in part, for cash at Encore’s option at any time, and from time to time, on or after March 20, 2026 and on or before the 40th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Encore’s common stock exceeds 130% of the conversion price for a specified period of time. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

Encore intends to use a portion of the net proceeds from the offering to fund the cost of entering into the capped call transactions described below. Encore intends to use the remainder of the net proceeds from the offering (i) to effect the purchase and surrender for cancellation of a portion of Encore Capital Europe Finance Limited’s 4.500% exchangeable senior notes due 2023 (the “2023 Exchangeable Notes”) in privately negotiated transactions effected through one of the initial purchasers or its affiliate concurrently with the pricing of the offering (the “2023 Exchangeable Notes repurchase”), (ii) to repurchase shares of Encore’s common stock in privately negotiated transactions effected through one of the initial purchasers or its affiliate concurrently with the pricing of the offering (the “common stock repurchase transactions”) and (iii) for general corporate purposes, which may include working capital, capital expenditures, acquisitions or repayment or repurchase of outstanding debt, which may include Encore’s global senior credit facility, its 3.250% convertible senior notes due 2025 and any remaining 2023 Exchangeable Notes, and additional repurchases of Encore’s common stock from time to time following the offering. If the initial purchasers exercise their over-allotment option, then Encore intends to use a portion of the additional net proceeds from the sale of the additional notes to fund the cost of entering into additional capped call transactions.

In connection with the 2023 Exchangeable Notes repurchase, Encore expects to enter into agreements with the relevant financial institutions (the “existing option counterparties”) to terminate a portion of the capped call option transactions that Encore previously entered into when it issued the 2023 Exchangeable Notes (the “existing option termination transactions”) in a notional amount corresponding to the amount of the 2023 Exchangeable Notes that are purchased in the 2023 Exchangeable Notes repurchase. In connection with the existing option termination transactions, Encore will receive cash payments in amounts that depend in part on the market price of Encore’s common stock at the pricing of the offering.

In connection with the pricing of the notes, Encore expects to enter into privately negotiated capped call transactions (the “capped call transactions”) with one or more of the initial purchasers or their affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce the potential dilution to Encore’s common stock upon any conversion of the notes and/or offset any potential cash payments Encore is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their over-allotment option, Encore expects to enter into additional capped call transactions with the option counterparties.

Encore expects that certain purchasers of the notes may seek to sell shares of Encore’s common stock in the market and/or enter into various derivative transactions with respect to Encore’s common stock to establish hedge positions with respect to the notes. Encore also expects that holders of the 2023 Exchangeable Notes who sell those notes in the 2023 Exchangeable Notes repurchase may unwind or enter into various derivative transactions with respect to Encore’s common stock and/or purchase shares of Encore’s common stock in the market to unwind their existing hedge positions in connection with the relevant 2023 Exchangeable Notes. In connection with the existing option termination transactions, Encore expects that the existing option counterparties and/or their respective affiliates may sell shares of Encore’s common stock in secondary market transactions and/or unwind or enter into various derivative transactions with respect to Encore’s common stock. Encore also expects the option counterparties to purchase shares of Encore’s common stock and/or enter into various derivative transactions with respect to Encore’s common stock concurrently with or shortly after the pricing of the notes in connection with the capped call transactions. As noted above, Encore also intends to purchase shares of Encore common stock in the common stock repurchase transactions. Encore cannot predict the net effect of the transactions described above on the market price of Encore’s common stock, the terms of the notes (including the initial conversion rate and conversion price of the notes) or the market price of the notes.

In addition, the option counterparties and/or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Encore’s common stock and/or purchasing or selling Encore’s common stock or other securities of Encore in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and (x) are likely to do so during any observation period related to a conversion of notes or following any repurchase of notes by Encore in connection with any optional redemption or fundamental change and (y) are likely to do so following any repurchase of notes by Encore other than in connection with any optional redemption or fundamental change if Encore elects to unwind a corresponding portion of the capped call transactions in connection with such repurchase). This activity could cause or avoid an increase or a decrease in the market price of Encore’s common stock or the market value of the notes, which could affect holders’ ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the amount and value of the consideration that holders will receive upon conversion of the notes.

The offer and sale of the notes and any shares of common stock issuable upon conversion of the notes have not been, and will not be, registered under the Securities Act or any state securities laws, and the notes and any such shares cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and state securities laws. This press release does not constitute an offer to sell, or the solicitation of an offer to buy, the notes or any shares of common stock issuable upon conversion of the notes, nor will there be any sale of the notes or any such shares, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful. Any offer of the securities will be made only by means of a private offering memorandum.

About Encore

Encore is an international specialty finance company that provides debt recovery solutions and other related services across a broad range of financial assets. Through its subsidiaries around the globe, Encore purchases or services portfolios of receivables from major banks, credit unions and utility providers.

Headquartered in San Diego, Encore is a publicly traded Nasdaq Global Select Market company (ticker symbol: ECPG) and a component stock of the Russell 2000, the S&P Small Cap 600 and the Wilshire 4500.

Forward-Looking Statements

This press release includes forward-looking statements, including statements regarding the completion, timing and size of the proposed offering, the intended use of the proceeds, the terms of the notes being offered and the anticipated terms of, and the effects of entering into, the capped call transactions described herein. Forward-looking statements represent Encore’s current expectations regarding future events and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Among those risks and uncertainties are market conditions, including market interest rates, the trading price and volatility of Encore’s common stock and risks relating to Encore’s business, including those described in periodic reports that Encore files from time to time with the U.S. Securities and Exchange Commission. Encore may not consummate the proposed offering described in this press release and, if the proposed offering is consummated, cannot provide any assurances regarding the final terms of the notes or its ability to effectively apply the net proceeds as described above. The forward-looking statements included in this press release speak only as of the date of this press release, and Encore does not undertake to update the statements included in this press release for subsequent developments, except as may be required by law.

Contact Information

Bruce Thomas
Encore Capital Group, Inc.
Vice President, Global Investor Relations
(858) 309-6442
bruce.thomas@encorecapital.com